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                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is made as of June 10, 2004, by and between NaviSite, Inc., a Delaware corporation (the "Company"), and Surebridge, Inc., a Delaware corporation ("Surebridge", and together with its permitted assigns hereunder, the "Investors").

     This Agreement is made pursuant to a certain Asset Purchase Agreement dated as of May 6, 2004 by and among the Company, a subsidiary of the Company and Surebridge (the "Purchase Agreement"). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

     1.   REGISTRATION STATEMENTS.

     (a)  Initial Registration.

          (i) The Company shall, on or before the date which is 45 days after the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 or such other appropriate form (the "Initial Registration Statement") for sale or distribution of the Initial Registrable Securities by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act, and shall use its reasonable best efforts to cause such Initial Registration Statement to be declared effective no later than the 180th day after the Closing Date. The Company shall at its own expense, subject to Section 1(a)(iv), furnish to the Investors a Prospectus meeting the requirements of
Section 10(a) of the Securities Act during such period as the Company is obligated to maintain the effectiveness of a Registration Statement pursuant to
Section 1(a)(ii).

          (ii) The Company shall use its reasonable best efforts to cause any such Initial Registration Statement described in Section 1(a)(i) to remain effective (or, if required by applicable law, to cause another Registration Statement with respect to the Initial Registrable Securities to become and remain effective) until the earlier to occur of: (i) such time as such securities cease to be Initial Registrable Securities; and (ii) the date which is two (2) years after the Closing Date.

          (iii) The Company shall, at all times during the Initial Registration Period, subject to Section 1(a)(iv), as promptly as reasonably practicable: (A) file such amendments to the Initial Registration Statement and the related Prospectus, file such documents as may be required to be incorporated by reference in any of such documents, and take all other reasonable actions in furtherance of the ability of the holders of Initial Registrable Securities to


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effect the public resale or distribution of their Initial Registrable Securities
(including without limitation taking reasonable actions necessary to ensure the availability of a Prospectus meeting the requirements of Section 10(a) of the Securities Act) continuously through the Initial Registration Period.

          (iv) Notwithstanding anything to the contrary in this Agreement, the Company may suspend the effectiveness of any Registration Statement, the use of the Prospectus included in any Registration Statement and/or the sales of the Registrable Securities, if, in its reasonable good faith judgment, (A) the Company is engaged in a non-public activity or there is a pending material development the disclosure of which would be materially detrimental to the Company, (B) maintaining the effectiveness of such Registration Statement at such time would materially adversely affect a proposed financing, reorganization or recapitalization of the Company, or pending negotiations relating to a merger, consolidation, acquisition or similar transaction involving the Company; or (C) financial statements meeting the requirements of Regulation S-X are not available at such time; provided, however, that the right of the Company pursuant to this subsection (iv) to suspend the effectiveness of such Registration Statement shall not extend for more than 60 total days in any rolling period of 12 consecutive months during which Registrable Securities are saleable and not otherwise restricted by the Purchase Agreement, the Notes or this Agreement; and provided, further, that, if Registrable Securities are otherwise saleable thereunder and not restricted by the Purchase Agreement, the Notes or this Agreement, the Company shall give to each holder of Registrable Securities prior written notice of such suspension at such Holder's most recent address on file with the Company. Upon receipt of such notice, such holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement.

     (b)  Note Conversion Registration.

          (i) The Company shall, on or before the date which is 20 days after the Company's receipt of a written request of the Investors holding at least a majority of the principal amount of the Notes then outstanding on or after the Conversion Date, prepare and file with the Commission a Registration Statement on Form S-3 or such other appropriate form (the "Conversion Registration Statement") for sale or distribution of the Conversion Registrable Securities by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act, and shall use its reasonable best efforts to cause such Conversion Registration Statement to be declared effective at the earliest practicable date after the Conversion Date. The Company shall at its own expense, subject to
Section 1(b)(iv), furnish to the Investors a Prospectus meeting the requirements of Section 10(a) of the Securities Act during such period as the Company is obligated to maintain the effectiveness of a Registration Statement pursuant to
Section 1(b)(ii). Provided that the Company has (i) provided written notice to each of the Investors of the request by an Investor or certain Investors to have the Conversion Registration Statement filed and (ii) given such other investors six (6) business days to notify the Company that they desire to have their Conversion Registrable Securities registered thereby, and subject to section 1(b)(ii) below, the Company shall not be obligated to prepare, file or get effective more than one Conversion Registration Statement.

          (ii) The Company shall use its reasonable best efforts to cause any such Registration Statement described in Section 1(b)(i) to remain effective (or, if required by


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applicable law, to cause another Registration Statement with respect to the
Conversion Registrable Securities to become and remain effective) until the earlier to occur of: (i) such time as such securities cease to be Conversion Registrable Securities; and (ii) the date which is three (3) years after the Effective Date of the Conversion Registration Statement.

          (iii) The Company shall, at all times during the Conversion Registration Period, subject to Section 1(b)(iv), as promptly as reasonably practicable: (A) file such amendments to the Conversion Registration Statement and the related Prospectus, file such documents as may be required to be incorporated by reference in any of such documents, and take all other reasonable actions in furtherance of the ability of the holders of Conversion Registrable Securities to effect the public resale or distribution of their Conversion Registrable Securities (including without limitation taking reasonable actions necessary to ensure the availability of a Prospectus meeting the requirements of Section 10(a) of the Securities Act) continuously through the Conversion Registration Period.

          (iv) Notwithstanding anything to the contrary in this Agreement, the Company may suspend the effectiveness of any Registration Statement, the use of the Prospectus included in any Registration Statement and/or the sales of the Registrable Securities, if, in its reasonable good faith judgment, (A) the Company is engaged in a non-public activity or there is a pending material development the disclosure of which would be materially detrimental to the Company, (B) maintaining the effectiveness of such Registration Statement at such time would materially adversely affect a proposed financing, reorganization or recapitalization of the Company, or pending negotiations relating to a merger, consolidation, acquisition or similar transaction involving the Company; or (C) financial statements meeting the requirements of Regulation S-X are not available at such time; provided, however, that the right of the Company pursuant to this subsection (iv) to suspend the effectiveness of such Registration Statement shall not extend for more than 60 total days in any rolling 12 month period; and provided, further, that the Company shall give to each holder of Conversion Registrable Securities prior written notice of such suspension at such holder's most recent address on file with the Company. Upon receipt of such notice, such holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement.

     (c) Amendments. Upon the occurrence of any event that would cause any Registration Statement (i) to contain a material misstatement or omission or
(ii) not to be effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, the Company shall promptly file an amendment to such Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), using its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as reasonably practicable thereafter.

     (d) Representation and Warranty. The Company represents and warrants to the Investors that (i) any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the Commission, at the time it is declared effective by the Commission and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the Commission and at all times during which it is available for use in connection with the offer and


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sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) any Prospectus, at the time any Registration Statement is declared effective by the Commission and at all times, subject to Section 1(a)(iv) and Section 1(b)(iv) hereof, that such Prospectus is required by this Agreement to be available for use by any Investor and, in accordance with this Agreement, any Investor is entitled to sell or distribute Registrable Securities pursuant to such Prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (e)  Incidental Registrations.

          (i) Whenever the Company proposes to file a Registration Statement (other than Registration Statement No. 333-112087 and any successor registration statement thereto or a Registration Statement filed pursuant to Section 1 (a) or 1 (b) or on Form S-4 or Form S-8 or their then equivalents) at any time when any Registrable Securities are not subject to the "Lockup" set forth in Section 5.11(b) of the Purchase Agreement, and from time to time, it will, prior to such filing, give written notice to the Investors of its intention to do so; provided, that no such notice need be given if no Registrable Securities are to be included therein as a result of a determination of the managing underwriter pursuant to Section 1(e)(ii). Upon the written request of an Investor or Investors given within 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use its reasonable best efforts to cause all Registrable Securities which the Company has been requested to register by such Investor or Investors to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor or Investors; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 1 (e) without obligation to any Investor.

          (ii) If the registration for which the Company gives notice pursuant to this Section 1 (e) is a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 1(e)(i). In such event, the right of any Investor to include its Registrable Securities in such registration statement pursuant this Section 1(e) shall be conditioned upon such Investor's participation in such underwriting on the terms set forth herein. All Investors proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section 1(e), if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated among all Investors requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock which they held at the time the Company gives the notice specified in Section 1(e)(i). If any Investor would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Investors pro rata in the manner described in the preceding sentence. If any

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holder of Registrable Securities disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (iii) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 1(e), to include any Registrable Securities in a Registration Statement if such Registrable Securities can then be sold by the holder thereof pursuant to Rule 144(k) under the Securities Act.

     (f) Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Investors holding at least a majority of the Registrable Securities then held by all Investors, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement if such rights also prohibit the Investors from including Registrable Securities on a pro rata basis with such holders or prospective holders based on the number of shares of Common Stock owned by Investors and such holders or prospective holders.

     2.   REGISTRATION PROCEDURES.

     In connection with any Registration Statement and subject to the provisions of Section 1, and pursuant thereto the Company shall as expeditiously as reasonably practicable:

     (a) prepare and file with the Commission a Registration Statement relating to the registration on Form S-3 or such other appropriate form under the Securities Act, which form shall be available for the sale or distribution of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the Commission to be filed therewith (including, if required by the Securities Act or any regulation thereunder, financial statements of any Subsidiary (as defined in Rule 405 under the Securities Act) of the Company which shall have guaranteed any indebtedness of the Company), cooperate and assist in any filings required to be made with the NASD and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the selling holders to consummate the disposition of such Registrable Securities;

     (b) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable Registration Period; in the case of any Registration Statement filed pursuant to Rule 415 under the Securities Act, cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, to add any permitted assignee or transferee of any Investor as a "selling stockholder" therein and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or


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methods of distribution by the sellers thereof set forth in such Registration
Statement or supplement to the Prospectus;

     (c) advise the holders of the Registrable Securities promptly (and in any event within one Business Day, by e-mail, fax or other type of communication) and, if requested by such Persons, confirm such advice in writing:

          (i) when any Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective;

          (ii) of the existence of any fact and the happening of any event that makes any statement of a material fact made in such Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in such Registration Statement or the Prospectus in order to make the statements therein not misleading; and

          (iii) of the issuance by the Commission of any stop order or other order suspending the effectiveness of such Registration Statement, or any order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or "blue sky" laws. If at any time the Company shall receive any such stop order suspending the effectiveness of such Registration Statement, or any such order from a state securities commission or other regulatory authority, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (d) deliver to each holder of the Registrable Securities, without charge, as many copies of any Prospectus and any amendment or supplement thereto as such Person may reasonably request; the Company consents to the use of such Prospectus and any amendment or supplement thereto by each of the holders of the Registrable Securities in connection with the offering and the sale or distribution of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

     (e) prior to any public offering of Registrable Securities, reasonably cooperate with the holders of the Registrable Securities and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or "blue sky" laws of such jurisdictions as the holders of the Registrable Securities may reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (f) use its reasonable best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be reasonably requested in writing by the seller or distributor thereof to consummate the disposition of such Registrable Securities;

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     (g)  if any fact or event contemplated by clause (c)(ii) above shall exist or have occurred, prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

     (i) use its reasonable best efforts to cause all applicable Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company are then listed; and

     (j) use its reasonable best efforts to take all other steps reasonably necessary to effect the registration of the applicable Registrable Securities contemplated hereby.

     It shall be a condition precedent to the obligations of the Company hereunder with respect to the registration of the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably requested by the Company in connection with its obligations under this Agreement and shall execute such other documents in connection with such registration as the Company may reasonably request.

     Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

     Each holder of the Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 2(c)(ii), or notice of a stop order or suspension described in Section 2(c)(iii), such holder shall forthwith discontinue disposition of Registrable Securities and cease to use the Prospectus in use under such Registration Statement. The Company shall, as promptly as practicable, provide each holder with copies of the supplemented or amended Prospectus contemplated by Section 2(g), or advise the holders in writing that the use of the Prospectus may be resumed, and promptly provide each holder with copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     If, pursuant to the terms of this Agreement, the Company gives notice to each holder of Registrable Securities its intention to remove from registration the Registrable Securities covered by the Registration Statement that have not been sold, each holder shall notify


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the Company promptly upon the receipt of such notice of the number of
Registrable Securities that are registered but remain unsold.

     3. REGISTRATION EXPENSES. All reasonable expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation:

     (a) all registration and filing fees and expenses (including filings made with the NASD);

     (b) fees and expenses of compliance with federal securities and state "blue sky" or securities laws (other than fees and expenses of compliance with any state "blue sky" or securities laws to qualify such shares for resale in any state other than The Commonwealth of Massachusetts and any other jurisdiction pursuant to Section 2(e) of this Agreement);

     (c) expenses of printing (including printing certificates for the Registrable Securities and Prospectuses), messenger and delivery services and telephone;

     (d) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

     (e) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance).

     Notwithstanding the foregoing, the Company shall not be liable for any underwriting commissions, discounts or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Registrable Securities and provided further that the Company shall not be responsible for any legal, accounting or other out-of-pocket expenses incurred by the Investors or the holders of the Registrable Securities in connection with any Registration Statement; and provided further, the Company shall have no obligation to pay any expenses of any holder of Registrable Securities in connection with any registration, qualification or compliance that is withdrawn, delayed or abandoned if such withdrawal, delay or abandonment is a result of: (i) a request by a holder to withdraw, delay or abandon such registration, qualification or compliance; (ii) the failure to comply with the requirements hereof by a holder; or (iii) the fraud or material misstatement or omission of a material fact by a holder to be included or required to be included in such registration, qualification or compliance.

     The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

     In addition, notwithstanding anything to the contrary contained herein, the Company shall pay all of the Investors' reasonable costs and expenses (including reasonable legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

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     4.   INTENTIONALLY OMITTED.

     5. STAND-OFF AGREEMENT. Each Investor, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Investor for a period of 90 days following the effective date of a Registration Statement; provided that (i) all executive officers and directors of the Company and (ii) all Major Stockholders enter into similar agreements. The Company may impose stop-transfer instructions with respect to the Registrable Securities or other securities subject to the foregoing restriction until the end of such 90-day period.

     6.   INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each holder of the Registrable Securities and each Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 6(c), the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission contained in information relating to such holder, furnished to the Company in writing by such holder expressly for use therein; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that a copy of the Prospectus or any amendment thereto relating to the registration was timely provided to the holder by the Company but not thereafter sent or given by or on behalf of such holder to the Company of the holder's Registrable Securities, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to the Company, and if the Prospectus as so amended or supplemented would have cured the defect giving rise to such loss, claim, damage or liability.

     (b) As a condition to the inclusion of its Registrable Securities in any Registration Statement pursuant to this Agreement, each holder thereof shall furnish to the Company in writing, promptly after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Registration Statement, Prospectus or preliminary prospectus (including such completed and executed questionnaires as the Company may reasonably request) and agrees to indemnify and hold harmless, severally and not jointly, the Company and its directors, its officers who sign such Registration Statement, and any Person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each holder and Persons controlling such holder, but only to the extent of losses, claims, damages, liabilities or expenses caused by (i) an untrue statement or an omission contained in information relating to such holder furnished in writing by such holder expressly for use in such Registration Statement or the Prospectus or any preliminary prospectus included therein, and of which none of the Company, its directors or officers has any actual knowledge independent of such holder; provided, however, that such holder of Registrable Securities shall not be liable in any such case to the extent that the holder has furnished in writing to the Company prior to the filing of any such Registration Statement, Prospectus or preliminary prospectus information expressly for use in such Registration Statement, Prospectus or preliminary prospectus which corrected or made not misleading information previously furnished to the Company, and the Company failed to include such information therein; and (ii) any failure of such holder to suspend or cease sales of Registrable Securities pursuant to the Registration Statement during a qualifying suspension period provided in this Agreement. In case any action shall be brought against the Company, any of its directors, any such officer, or any such controlling Person based on any Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against one or more of the holders, such holders shall have the rights and duties given to the Company by Section 6(c) (except that if the Company as provided in Section 6(c) shall have assumed the defense thereof such holders shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at such holder's expense unless the conditions in clauses (i), (ii) and
(iii) of Section 6(c) shall apply) and the Company and its directors, any such officers, and any such controlling Person shall have the rights and duties given to the holders by Section 6(c). In no event shall the aggregate liability of any selling holder hereunder, together with any contribution, be greater than the net proceeds (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such selling holder) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any current or former holder of the Registrable Securities or any Person controlling such holder, with respect to which indemnity may be sought against the Company pursuant to Section 6(a), such holder or such Person controlling such holder shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such holder and payment of all fees and expenses relating thereto; provided, that the failure of such holder to give notice as provided herein shall not relieve the Company of its obligations hereunder except to the extent that the Company is adversely affected by such failure. Such holder and such Persons controlling such holder shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such holder's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has not assumed the defense and employed counsel reasonably satisfactory to such holder within 15 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such holder or any Person controlling such holder and the Company and such holder or any Person controlling such holder shall have been advised by such counsel that there may be one or more legal defenses available to such holder or Person controlling such holder that are different from or additional to those available to the Company and, in the reasonable opinion of counsel to such holder or Person controlling such holder, could not be asserted by the Company's counsel without creating a conflict of interest (in which case the Company shall not have the right to assume the defense of such action or proceeding on behalf of such holder or controlling Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for all such holders and controlling Persons, which firm shall be designated in writing by the holders of a majority of the Registrable Securities currently or formerly held by such holders and that all such fees and expenses shall be promptly reimbursed as they are incurred upon written request and presentation of invoices). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Company or if there is a final judgment for the plaintiff, the Company agrees to indemnify and hold harmless such holder and all Persons controlling such holder from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of the holder, effect any settlement of any pending or threatened proceeding in respect of which any holder or any Person controlling such holder is a party (or a potential party) and indemnity has been sought hereunder by such holder or any Person controlling such holder unless such settlement includes an unconditional release of such holder or such controlling Person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and such holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company on the one hand or by such holders on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     (e) The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding any other provision of this Agreement, no holder of the Registrable Securities shall be required to contribute an amount greater than the net proceeds received by such holder with respect to the sale of Registrable Securities giving rise to any indemnification or contribution obligation under this Section 6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7. RULE 144. The Company agrees with each holder of Registrable Securities to:

     (a) use its best efforts to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time it is subject to such reporting requirements); and

     (c) so long as a holder owns any Registrable Securities, furnish to such holder forthwith upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     8.   INTERPRETATION OF AGREEMENT; DEFINITIONS.

     (a) Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined.

     "AFFILIATE" means, as to any Person, a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, through an investment advisory or other fiduciary arrangement, by contract or otherwise, and the term "controlled" shall have a correlative meaning.

     "AGREEMENT" means this Registration Rights Agreement and all Schedules hereto.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in Boston are required by law to close or are customarily closed.

     "CLOSING DATE" means the "Closing Date" under the Purchase Agreement.

     "COMMISSION" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under the Exchange Act, then the Person performing such duties at such time.

     "COMMON STOCK" means the common stock, $0.01 par value per share, of the Company.

     "COMPANY" has the meaning assigned in the first paragraph of this Agreement.

     "CONVERSION DATE" means the date, if any, on which the Investors give written notice of their intent to convert either the Primary Note or the Escrow
Note into shares of Common Stock pursuant to Section 9 of the Notes.

     "CONVERSION REGISTRABLE SECURITIES" means (a) all shares of Common Stock received by the Investors upon the conversion of the Notes pursuant to the terms thereof, including amounts that may be added to the Notes after its original issuance pursuant to the provisions of the Purchase Agreement; (b) all shares of Common Stock into which the Notes may be convertible, at the holder's option, after a Conversion Date; and (c) any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for, of or with respect to the shares of Common Stock described in (a) or (b), in each case held at the relevant time by an Investor. As to any particular securities, such securities will cease to be Conversion Registrable Securities when (i) they have been transferred in a public offering registered under the Securities Act, (ii) they have been transferred in a sale made through a broker, dealer or market-maker pursuant to Rule 144 under the Securities Act, (iii) the Investors (including for this purpose the stockholders of Surebridge) are or would be able to sell all of such securities under Rule 144 under the Securities Act during any 90-day period without restriction (including without limitation, as to volume by the holder thereof), (iv) the Investors (including for this purpose the stockholders of Surebridge) are or would be able to sell all of such securities under Rule 144(k) under the Securities Act, or (v) they have been transferred other than as permitted by the Purchase Agreement, the Notes and this Agreement.

     "CONVERSION REGISTRATION PERIOD" means the period from and after the Conversion Date until the time determined by Section 1(b)(ii) hereof.

     "CONVERSION REGISTRATION STATEMENT" has the meaning assigned in Section 1(b)(i) of the Agreement.

     "EFFECTIVE DATE" means the date a Registration Statement is declared effective by the Commission.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "INITIAL REGISTRABLE SECURITIES" means (a) the "Parent Shares" under the Purchase Agreement and (b) any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for, of or with respect to, the shares of Common Stock described in (a), in each case held at the relevant time by an Investor. As to any particular securities, such securities will cease to be Initial Registrable Securities when (i) they have been transferred in a public offering registered under the Securities Act, (ii) they have been transferred in a sale made through a broker, dealer or market-maker pursuant to Rule 144 under the Securities Act, (iii) the Investors (including for this purpose the stockholders of Surebridge) are or would be able to sell all of such securities under Rule 144 under the Securities Act during any 90-day period without restriction (including without limitation, as to volume by the holder thereof), (iv) the Investors (including for this purpose the stockholders of Surebridge) are or would be able to sell all of such securities under Rule 144(k) under the Securities Act, or (v) they have been transferred other than as permitted by the Purchase Agreement, the Notes and this Agreement.

     "INITIAL REGISTRATION PERIOD" means the period from and after the Effective Date until the time determined by Section 1(a)(ii) hereof.

     "INITIAL REGISTRATION STATEMENT" has the meaning assigned in Section 1(a)(i) of the Agreement.

     "INVESTORS" means, collectively, Surebridge, and any successors or permitted assignees of any of its rights hereunder that hold Registrable Securities, including any stockholder of Surebridge that receives Registrable Securities in a distribution from Surebridge.

     "MAJOR STOCKHOLDERS" means (i) any Person that, together with its Affiliates, owns greater than twenty percent (20%) of the Company's outstanding Common Stock; (ii) for so long as they beneficially own at least ten percent (10%) of the outstanding stock of the Company, Atlantic Investors, LLC, or any successor entity, and (iii) any Affiliate of Atlantic Investors, LLC that has received stock of the Company directly or indirectly from Atlantic Investors, LLC.

     "NASD" means National Association of Securities Dealers, Inc.

     "NOTES" means the "Primary Note" and the "Escrow Note" under the Purchase Agreement.

     "PERSON" means any natural person, corporation, partnership, limited liability company, trust or unincorporated organization, incorporated government, government agency or political subdivision thereof.

     "PROSPECTUS" means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     "REGISTRABLE SECURITIES" means the Initial Registrable Securities and the Conversion Registrable Securities, if any.

     "REGISTRATION PERIOD" means the Initial Registration Period or the Conversion Registration Period, as applicable.

     "REGISTRATION STATEMENT" means any registration statement of the Company relating to the registration under the Securities Act for resale or distribution of Registrable Securities, including any registration statement filed pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (b) Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with the generally accepted accounting principles in effect from time to time, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement including without limitation the definitions set out in Section 7.

     (c) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

     9.   MISCELLANEOUS.

     (a) Remedies. Each holder of the Registrable Securities, in addition to being entitled to exercise all rights provided herein, and granted by law, including recovery of damages, shall be entitled to seek specific performance of its rights under this Agreement. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement.

     (b) No Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to such holders of the Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the holders of a majority of Registrable Securities then outstanding.

     (d) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, by telephone line facsimile transmission or courier and shall be effective three (3) days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone and facsimile transmission numbers) as a party shall have provided by notice to the other parties in accordance with this provision. Such notices shall be delivered to the following addresses:

                     If to the Company:
                                    NaviSite, Inc.
                                    400 Minuteman Road
                                    Andover, MA 01810
                                    Attention: Ken Drake, Esq.
                                    Telecopy No.: (978) 946-7803

                     With a copy to:
                                    Browne Rosedale Lanouette LLP
                                    31 St. James Avenue, Suite 830
                                    Boston, MA 02116
                                    Attention: Thomas B. Rosedale, Esq.
                                    Telecopy No.: (617) 399-6930

                     If to the Investors:
                                    Surebridge, Inc.
                                    c/o Spectrum Equity Investors, L.P.
                                    One International Place, 29th Floor
                                    Boston, Massachusetts  02110
                                    Attention: Michael J. Kennealy
                                    Facsimile: 617-464-4601

                     With a copy to:

                                    Goodwin Procter LLP
                                    Exchange Place
                                    53 State Street
                                    Boston, MA  02109
                                    Attention: Stuart M. Cable, P.C.
                                    Telecopy No.:  (617) 523-1231

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investors, including without limitation and without the need for an express assignment, Affiliates, stockholders, partners and members of the Investors. The rights and obligations of an Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Securities; provided, however, that within a reasonable time after the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Registrable Securities transferred; and (ii) that such permitted transferee agrees in writing to be bound by the terms of this Agreement and the Company is provided a copy of the transferee's agreement. Upon any transfer permitted by this Section 9(e), the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Governing Law. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     (h) Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts, or portion which may, for any reason, be hereafter declared invalid.

     (i) Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     (j) Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTORS WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     (k) Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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                                       17

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written.

                             NAVISITE, INC.

                             By:     /s/ Arthur P. Becker
                                     -----------------------------------------

                             Name:    Arthur P. Becker
                                      -----------------------------------------

                             Title:   President and CEO
                                      -----------------------------------------




                             SUREBRIDGE, INC.

                             By:      /s/ Peter J. Boni
                                      -----------------------------------------

                             Name:    Peter J. Boni
                                      -----------------------------------------

                             Title:   Chairman and CEO
                                      -----------------------------------------





















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